SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  May 24, 2000


                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

Delaware                           000-21685                          54-1820617
(State of Incorporation)       (Commission File Number)            (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of principal executive offices)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)


Item 5.   OTHER EVENTS.

         On May 24, 2000, InteliData Technologies Corporation (the "Company") amended its Rights Agreement, dated as of January 21, 1997, between the Company and American Stock Trust & Transfer Company, as Rights Agent. A copy of Amendment No. 1 to the Rights Agreement is included as Exhibit 4.01 to this current report and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         4.01 Amendment No. 1, dated May 24, 2000, to the Rights Agreement, dated as of January 21, 1997, between the Company and American Stock Trust & Transfer Company, as Rights Agent.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     InteliData Technologies Corporation
                                     (Registrant)


                                     By: /s/ Alfred S. Dominick, Jr.
                                         ----------------------------
                                         Alfred S. Dominick, Jr.
                                         President and Chief Executive Officer


Date:  July 6, 2000